BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20180175479-54
Barbara K. Cegavske	Filing Date and Time
Secretary of State	04/18/2018 11:25 AM
State of Nevada	Entity Number
	E0263262006-7

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

GTX Corp

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 (a)(i) is amended to read: 100,000,000 shares designated as "Common Stock" with par value of $0.0001 per share

(c) Preferred Stock Amended to read: The Board has determined designation rights of the preferred stock shall be said shares as they are issued and outstanding, shall have voting rights equal to two-thirds of all the issued and outstanding shares of common stock and shall be entitled tro vote on all matters of the corporation, said shares shall also have the majority vote of the board of directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority Required

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Patrick Bertagna (Attorney for Bequer)

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.